RYDEX SERIES FUNDS

                         INTERNATIONAL OPPORTUNITY FUND

                      Supplement dated June 2, 2010 to the
         Opportunistic and Alternative Funds H-Class Shares Prospectus
                              Dated August 1, 2009
     and the Opportunistic and Alternative Funds A-Class and C-Class Shares
           Prospectus Dated August 1, 2009 and all supplements thereto

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION ABOUT THE INTERNATIONAL OPPORTUNITY FUND (THE "FUND") BEYOND THAT CONTAINED IN THE PROSPECTUSES DATED AUGUST 1, 2009 LISTED ABOVE (THE "PROSPECTUSES") AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.
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Effective June 7, 2010, the Fund may invest in U.S.  companies with  significant overseas businesses.

THEREFORE, THE "PRINCIPAL INVESTMENT STRATEGY" OF THE FUND IS REVISED AS FOLLOWS (NEW LANGUAGE APPEARS IN BOLD):

PRINCIPAL INVESTMENT STRATEGIES - The International Long Short Select Fund seeks to pursue an international long/short strategy by purchasing foreign common and preferred stocks or convertible stocks of companies that the Sub-Advisor believes will outperform the market and by selling short those foreign common and preferred stocks believed to be overvalued or expected to underperform the market. The Sub-Advisor may also invest in emerging market countries AND U.S. COMPANIES WITH SIGNIFICANT OVERSEAS BUSINESSES. The Sub-Advisor uses both quantitative and qualitative techniques to identify long and short investment opportunities.

The Sub-Advisor's universe of securities begins with the largest publicly traded companies internationally. Through quantitative screening and fundamental analysis, the Sub-Advisor narrows the universe of securities to a list of long and short investment opportunities. The Sub-Advisor then builds a portfolio of securities designed to maximize the absolute returns of the portfolio from the Sub-Advisor's selection methodology while working to maintain prudent risk controls. The Sub-Advisor will consider buying a security that is not currently held in its portfolio when the security candidate has passed through the research process and the Sub-Advisor believes that there is a potential for upside price movement over the following year with a return to risk ratio that meets the Sub-Advisor's criteria. In the case of a security already held in its portfolio, the Sub-Advisor will consider adding to the position in the event the security has been unusually weak in the market based on the Sub-Advisor's analysis and the Sub-Advisor continues to believe that the one year price objective is valid. The Sub-Advisor will consider selling a security if the Sub-Advisor believes that the price objective is no longer valid. The Sub-Advisor also may reduce a position in its portfolio with respect to a security if the position approaches its price objective and the risk/return is deteriorating. The Sub-Advisor will make additions and reductions in the Fund's portfolio and will buy and sell securities frequently. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

RSA5-SUP-0510x0810